UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DexCom, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(6)	Amount Previously Paid:
	(7)	Form, Schedule or Registration Statement No.:
	(8)	Filing Party:
	(9)	Date Filed:

DEXCOM, INC.
6310 Sequence Drive
San Diego, California 92121
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2020
The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of DexCom, Inc. (the “Company”), dated April 10, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 21, 2020. This supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location of the Annual Meeting and is being made available to stockholders on or about May 8, 2020.
Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.
THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2020
May 8, 2020
To the Stockholders of DexCom, Inc.:
Due to the public health impact of the coronavirus (“COVID-19”) pandemic and to support the health and well-being of our stockholders and other stakeholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders of DexCom, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Thursday, May 21, 2020 at 2:00 p.m. Pacific Time. In light of public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held as a hybrid meeting that you can attend either in person or virtually via live webcast. Register at www.proxydocs.com/DXCM to attend virtually via live webcast. Shareholders may access or participate in the Annual Meeting in the following ways:

•	virtually via live webcast; and

•	in person at 6310 Sequence Drive, San Diego, California 92121 and will be limited to ten people.
As described in the proxy materials for the Annual Meeting previously distributed, the Board fixed the close of business on March 31, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s common stock at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
To be admitted to the virtual Annual Meeting, you must register to attend by May 19, 2020 at 2:00 p.m. Pacific Time at www.proxydocs.com/DXCM using the control number found on your proxy card, voting instruction form or notice you previously received.
Upon completing your meeting registration, you will receive further instructions via email (“Instructions”), including your unique link that will allow you to access the Annual Meeting. The Instructions will also include instructions on (a) how to vote during the virtual meeting if you haven’t submitted your vote already and (b) who to contact if you have difficulty logging in. Online access to the Annual Meeting will open 15 minutes before the designated start time. If you attend the Annual Meeting in person, you may vote during the Annual Meeting via paper ballot. If you attend the Annual Meeting virtually, you must vote by following the provided Instructions.
If your shares are held in “street name” through a broker, bank or other nominee, to participate in the Annual Meeting, you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of the Company’s common stock you held as of the close of business on March 31, 2020, your name and email address. You must then submit a request for registration to Mediant Communications Inc. by filling out the registration form at www.proxydocs.com/DXCM prior to the deadline on May 19, 2020 at 2:00 p.m. Pacific Time using your control number provided on your voting instruction form delivered by your bank, broker, or intermediary.

If you wish to submit a question, you may do so during the meeting by logging into the virtual meeting platform from the link provided in your Instructions, typing your question into the “Ask a Question” field, and clicking “Submit.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered at once.
For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon request by any stockholder for any purpose germane to the meeting. Requests should be sent to: DexCom, Inc., 6310 Sequence Drive, San Diego, California 92121, Attention: Secretary. The stockholder list will also be available during the virtual meeting.
Whether or not you plan to attend the Annual Meeting in person or virtually, we urge you to complete, sign and date the proxy in advance of the meeting by one of the methods described in the proxy materials previously distributed. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already submitted a proxy and do not wish to change your vote, you do not need to take any further action and your shares will be voted as originally directed by you.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the Proxy Statement. The Company makes proxy materials available to our stockholders on the Internet. You can access proxy materials at www.proxydocs.com/DXCM.

By Order of the Board of Directors,

Kevin R. Sayer
Chairman, President and Chief Executive Officer
DexCom, Inc.
San Diego, California
May 8, 2020

DexCom, Inc. Announces Change of Location of Annual Meeting of Stockholders to Be Held May 21, 2020
SAN DIEGO--(BUSINESS WIRE)--May 8, 2020-- DexCom, Inc. (NASDAQ:DXCM) today announced that, due to the public health impact of the COVID-19 pandemic, the location of the 2020 Annual Meeting of Stockholders of DexCom, Inc. (the “Company”) has been changed and will be held as a hybrid meeting that stockholders can attend either in person or virtually via live webcast, though the Company strongly encourages stockholders to participate virtually. As previously announced, the Annual Meeting will be held on Thursday, May 21, 2020 at 2:00 p.m. Pacific Time. To be admitted to the virtual Annual Meeting, you must register to attend by May 19, 2020 at 2:00 p.m. Pacific Time at www.proxydocs.com/DXCM using the control number found on your proxy card, voting instruction form or notice you previously received. Upon completing your meeting registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting.
Further information regarding this change to the location of the Annual Meeting can be found in the supplemental proxy materials filed by the Company with the Securities and Exchange Commission on May 8, 2020.
About DexCom, Inc.
DexCom, Inc. empowers people to take control of diabetes through innovative continuous glucose monitoring (CGM) products. Headquartered in San Diego, California, Dexcom has emerged as a leader of diabetes care technology. By listening to the needs of patients, caregivers, and clinicians, Dexcom simplifies and improves diabetes management around the world.

Cautionary Statement Regarding Forward Looking Statements
This press release contains forward-looking statements that are not purely historical regarding Dexcom’s or its management’s intentions, beliefs, expectations and strategies for the future, including statements with respect to its plans to hold the 2020 annual meeting of stockholders. All forward-looking statements included in this press release are made as of the date of this release, based on information currently available to Dexcom, deal with future events, are subject to various risks and uncertainties, and actual results could differ materially from those anticipated in those forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from Dexcom’s current expectations are more fully described in Dexcom’s Quarterly Report on Form 10-Q for the period ended March 31, 2020, as filed with the Securities and Exchange Commission on April 28, 2020. Except as required by law, Dexcom assumes no obligation to update any such forward-looking statement after the date of this report or to conform these forward-looking statements to actual results.
INVESTOR RELATIONS CONTACT:
Steven R. Pacelli
Executive Vice President, Strategy and Corporate Development
(858) 200-0200
www.dexcom.com